                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of The Coastal Corporation on Form S-3 of our report dated January 31, 1997, appearing in the Annual Report on Form 10-K of The Coastal Corporation for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
January 20, 1998